UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  November 4, 2008

ENSCO International Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street Suite 4300 Dallas, Texas 75201-3331
(Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: (214) 397-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Fifth Amendment to the ENSCO International Incorporated 2005 Long-Term Incentive Plan, effective November 4, 2008 except as otherwise specifically conditioned and provided therein

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	On November 4, 2008, the Board of Directors of ENSCO International Incorporated (the "Company") approved an amendment to the 2005 Long-Term Incentive Plan ("LTIP") upon the recommendation of its Nominating, Governance and Compensation Committee. As originally adopted, the LTIP included an aggregate 10,000,000 shares available for issuance of stock option awards and restricted share awards, with a provision that not more than 2,500,000 restricted shares may be issued. The principal material aspect of the amendment to the LTIP authorizes up to 3,500,000 additional shares to be available for issuance as restricted share awards. The amendment increases the maximum number of restricted shares that may be issued but does not change the total number of shares which may be issued pursuant to the LTIP. The increase in the maximum number of restricted shares is subject to shareholder approval at the Company's 2009 Annual Meeting of Stockholders.

In addition to increasing the number of restricted shares available for issuance under the LTIP, other non-material aspects of the amendment address (1) revision of the definition of "Covered Employee" to conform to guidance issued by the Internal Revenue Service and (2) clarifying language regarding the method of counting shares available for issuance under the LTIP which prohibits a "reload" in certain circumstances.

The foregoing summary is qualified in its entirety by reference to the amendment, which is attached as Exhibit 10.1 and incorporated by reference into this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Fifth Amendment to the ENSCO International Incorporated Long-Term Incentive Plan, effective November 4, 2008 except as otherwise specifically conditioned and provided therein.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date: November 7, 2008	/s/ CARY A. MOOMJIAN, JR. Cary A. Moomjian, Jr. Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amendment to the ENSCO International Incorporated Long-Term Incentive Plan, effective November 4, 2008 except as otherwise specifically conditioned and provided therein.

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